Virtual Presenter	Page 1 of 2
Jane E. Marko

From:	Jane Marko [vp@fugent.com]
Sent:	Tuesday, June 06, 2006 3:19 PM
To:	Jane E. Marko
Subject:	Gateway Fund’s Performance Helps To Mitigate The Worst May For The S&P 500 Index In 22 Years
Financial Professional:
We are now using a new format for sending you the Gateway Fund monthly updates.
After the returns table below, you should see either a blank box or a button that says “View Presentation.” Simply click on the box or “View Presentation” button and the content should open. If you experience any difficulty in opening the content, please let us know and we will get you set up correctly.
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Gateway Fund
Average Annual Total Returns
As of May 31, 2006
One Year 6.25%
Five Years 3.66%
Ten Years 6.72%
From January 1, 1988 9.01%
Gateway Fund
Average Annual Total Returns
As of March 31, 2006
One Year 7.31%
Five Years 4.35%
Ten Years 6.93%
From January 1, 1988 9.08%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Data Source: Gateway Investment Advisers, L.P.
Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.
Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Virtual Presenter	Page 2 of 2
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
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If you have any questions regarding the Fund, please don’t hesitate to contact me.
Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

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To:	Financial Professionals
From:	Walter G. Sall
Date:	June 6, 2006
Subject:	Gateway Fund’s Performance Helps To Mitigate The Worst May For The S&P 500 Index In 22 Years

•	On Defense For The Month, The Gateway Fund Limits The Impact Of The S&P 500 Index Decline In May

•	The Lehman Brothers U. S. Intermediate Government/Credit Bond Index Treads Water Gaining Only 0.01% In May

•	Gateway Fund To Begin Quarterly Dividend Distributions In June

•	Visit Us On The Web At www.gatewayfund.com

	Month	Year-To-Date
	Of	as Of
	May	May 31, 2006
Gateway Fund	-1.03%	3.44%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.01%	-0.32%
S&P 500 Index	-2.88%	2.57%
Month Of May
After four straight monthly increases, the S&P 500 Index declined 2.88% in May. While the Gateway Fund lost 1.03% for the month, accruing hedging benefits helped offset more than half of the S&P 500 decline. Coupon cash flows salvaged a meager 0.01% increase for the Lehman Brothers U. S. Intermediate Government/Credit Bond Index. Volatility, an important contributor to the level of option cash flow, increased significantly in May. As measured by the CBOE Volatility Index (the “VIX”), the volatility priced into S&P 500 Index option contracts increased from 11.59 at the end of April to 16.44 at the end of May.
•	Economic data continued to reflect a solid economy, but there were some important indications of slowing growth. Earnings data, gross domestic product and export data all continued strong. However, many firms attempted to temper future expectations while labor market data showed signs of deceleration. The Federal Reserve Board also sent mixed signals regarding a pause in short-term interest rate increases. As often occurs, the market discounted prices on the basis of economic uncertainty.
•	Bond markets responded to the Federal Reserve Board’s sixteenth consecutive 0.25% interest rate increase on May 10 by continuing to experience rising yields and fears of inflation. The widely followed ten-year U. S. Treasury bond yield reached 5.19% on May 12, before receding in the latter half of the month. The ten-year bond yield did, however, end the month slightly higher at 5.11% versus 5.07% at the end of April. The small yield increase was not sufficient to send all bond indexes into negative territory, and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index gained 0.01%.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441

Subject:	Gateway Fund’s Performance Helps To Mitigate The Worst May For The S&P 500 Index In 22 Years
Date:	June 6, 2006
Page:	Two

•	As a result of the market slide during the month, the Gateway Fund ended May fully hedged with index call options at an average strike price slightly out-of-the-money between 1.5% and 2.5%. The Fund was hedged with index put options on 100% of the notional value of the portfolio, with average strike prices between 5% and 7.5% out-of-the-money.
Year-To-Date As Of May 31, 2006
With bond markets still under pressure, investors continue to look for attractive equity alternatives. Rising energy costs and commodity prices have increased the awareness of commodity-based investments. In addition, investors have heeded the advice to “go global,” and investment flows have moved into funds that invest overseas. While such investments have recently performed well, the Gateway Fund has continued to provide investors with a stable alternative — as it has for more than 18 years.
•	In the first five months of 2006, the Gateway Fund earned 3.44%. This year-to-date return was achieved in a period of relatively low volatility and while remaining fully hedged.

•	The S&P 500 Index earned 2.57% in the first five months of 2006.

•	Bonds, as measured by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, lost 0.32% year-to-date as of May 31, 2006. Even with the possibility of the Federal Reserve Board ending interest rate increases, bond investors remain cautious.

•	The Gateway Fund continues to fulfill the role of a core investment in investor portfolios. Whereas allocation to hot sectors such as commodities and foreign equities are currently attractive, other opportunities will arise as these cool. However, the Gateway Fund remains as a consistent alternative.
Change In Income Dividend Distributions
In recent years, the Gateway Fund has distributed its net investment income annually at the end of December. Beginning in June 2006, the Fund will distribute net investment income near the end of each calendar quarter. The Fund will continue to distribute net capital gains, if any, annually at the end of December. Information about the Fund’s distributions are available on our website at www.gatewayfund.com on the “What’s New at Gateway” page.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441

Subject:	Gateway Fund’s Performance Helps To Mitigate The Worst May For The S&P 500 Index In 22 Years
Date:	June 6, 2006
Page:	Three

Average Annual Total Returns
as of May 31, 2006
		Lehman Bros. U.S.
		Intermediate
	Gateway	Government/Credit	S&P 500
	Fund	Bond Index	Index
One Year	6.25%	0.08%	8.64%
Three Years	6.87%	1.41%	11.62%
Five Years	3.66%	4.66%	1.96%
Ten Years	6.72%	5.90%	8.34%
Since 1/1/88	9.01%	7.00%	11.81%

Average Annual Total Returns
as of March 31, 2006
Gateway
Fund
One Year	7.31%
Three Years	9.15%
Five Years	4.35%
Ten Years	6.93%
Since 1/1/88	9.08%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441

Subject:	Gateway Fund’s Performance Helps To Mitigate The Worst May For The S&P 500 Index In 22 Years
Date:	June 6, 2006
Page:	Four

Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 ♦ 410.785.4033
513.719.1100 ♦ Fax 513.719.1199	Fax 410.785.0441